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                                                                   EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-61956 on Form S-8 and Registration Statement Nos. 333-73352 and 333-83422 on Form S-8 of our report dated January 31, 2002, appearing in this Annual Report on Form 10-K of Tellium, Inc. for the year ended December 31, 2001.


/s/ Deloitte & Touche LLP
March 28, 2002